Statement of Additional Information Supplement

July 15, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 15, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2021

Emerging Markets Leaders Portfolio

The second paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

The Company makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Global Concentrated, Global Core, Global Endurance, Global Franchise, Global Insight, Global Opportunity, Global Permanence, Global Sustain, Growth, Inception, International Advantage, International Opportunity, Permanence and US Core Portfolios);

•  complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Advantage, Counterpoint Global, Emerging Markets Leaders, Global Insight, Global Endurance, Global Permanence, Growth, Inception and Permanence Portfolios); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

Please retain this supplement for future reference.